UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2011

BLOCKBUSTER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas		75270
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 854-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on September 23, 2010 (the “Commencement Date”), Blockbuster Inc. (the “Company”) and certain of its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) case number 10-14997.

In connection with the Bankruptcy Filing, on September 23, 2010, the Company entered into a Senior Secured, Super-Priority Debtor-in-Possession Revolving Credit Agreement (as subsequently amended, the “DIP Credit Agreement”) with the Company’s subsidiaries signatory thereto, the lenders signatory thereto (the “Lenders”) and Wilmington Trust FSB, as the administrative agent and collateral agent for the Lenders (jointly in such capacities, the “Agent”), which was authorized and approved by a final order of the Bankruptcy Court (the “Final DIP Order”).

On February 25, 2011 (the “Termination Date”), the Company received a Notice of Event of Default and Termination Letter (the “Termination Letter”) pursuant to which the Lenders notified the Company that an Event of Default under the DIP Credit Agreement has occurred and is continuing as of the Termination Date. As a result of the Event of Default, the Lenders directed the Agent, which direction the Agent carried out by execution of the Termination Letter, to (i) terminate the Commitment of the Lenders to make further Revolving Loan Advances, and (ii) declare all Obligations, including all of the Revolving Loans, to be due and payable (the “Specified Remedies”). As a result of the Specified Remedies, the financing arrangements contemplated by the DIP Credit Agreement were, pursuant to the Termination Letter, terminated (the “DIP Termination”) and the Loans and all other Obligations became automatically due and payable as of the Termination Date. Demand was made of the Company and each other Credit Party to repay their Obligations to the Agent or any Lender under the Loan Documents. As of the Termination Date, there were no outstanding draws under the DIP Credit Agreement.

On February 25, 2011, the Agent, on behalf of the Requisite Lenders, delivered a Carve-Out Trigger Notice specifying that: (i) as a result of the DIP Termination a “Termination Event” (under and as defined in the Final DIP Order) has occurred, (ii) the DIP Obligations have been accelerated, and (iii) a $5,000,000 cap on all unpaid fees, disbursements, costs and expenses (subject to certain restrictions) incurred after the first business day following the Termination Date by the Professional Persons has been invoked.

Delivery of the Carve-Out Trigger Notice constituted a roll-up event (a “Roll-Up Event”) under the Final DIP Order. Under the Final DIP Order, each entity that is both a beneficial holder of the Company’s 11.75% Senior Secured Notes due 2014 (the “Senior Secured Notes”) and a Lender as of the occurrence of a Roll-Up Event (such date, the “Roll-Up Date”) is entitled to receive all or any portion of such Senior Secured Notes as roll-up notes (the “Roll-Up Notes”), up to an amount of Roll-Up Notes with an aggregate principal balance equal to the lesser of (i) the total outstanding principal amount of Senior Secured Notes held by such entity on the Roll-Up Date, or (ii) the amount of such Lender’s aggregate commitment to make DIP Loans under the DIP Credit Agreement, determined as of the Roll-Up Date, on the basis of the then outstanding commitments and after giving effect to all assignments of commitments under the DIP Credit Agreement and outstanding Revolving DIP Loans made prior to the Roll-Up Date. The aggregate principal amount of such Roll-Up Notes will not exceed $125,000,000. The Roll-Up Notes are secured by the DIP Liens and the DIP Collateral (excluding Avoidance Action Proceeds) retroactive to the Commencement Date and the entire outstanding amount of the obligations under the Roll-Up Notes are allowed Superpriority Claims, as provided in the Final DIP Order, as of any date of calculation in addition to their continuing claims and liens as Senior Secured Notes.

Capitalized terms used in this Item 1.02 without definition have the meanings ascribed to such terms in the DIP Credit Agreement or the Final DIP Order, as applicable.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Item 1.02 is herein incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

The Requisite Lenders (as defined in the DIP Credit Agreement) have agreed to allow the Company to use cash collateral to fund operations though March 10, 2011.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) that address projected or estimated results, or events, developments or results that we intend, expect, believe, anticipate, plan, forecast or project, will or may occur in the future are forward-looking statements. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek” or “may,” and similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors. Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to: (i) the ability of the Company to continue as a going concern; (ii) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases; (iii) the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases; (iv) the effects of the Company’s Bankruptcy Filing on the Company and the interests of various creditors, equity holders and other constituents; (v) Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general; (vi) the length of time the Company will operate under the chapter 11 cases; (vii) risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed; (viii) the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity or results of operations; (ix) the ability to execute the Company’s business and restructuring plan; (x) increased legal costs related to the Bankruptcy Filing and other litigation; (xi) the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, movie studios, suppliers and service providers and to retain key executives, managers and employees; or (xii) the ability of the Company to perform the terms of the Asset Purchase and Sale Agreement with Cobalt Video Holdco LLC or any other purchaser that may emerge in the 363 sales process in the Chapter 11 cases. The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking information. Additional risks that may affect the Company’s future performance are detailed in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: March 3, 2011
	By:	/s/ Rod McDonald
Senior Vice President, Secretary and General Counsel